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                                                                      EXHIBIT A


                                  FIRST AMENDED AND RESTATED
                                         BROADLANE, INC.
                           2000 SENIOR EXECUTIVE STOCK INCENTIVE PLAN


     1. PURPOSE. The purpose of this Plan is to promote the interests of the Corporation and its stockholders by strengthening the ability of the Corporation and its Parent and Subsidiaries to attract, motivate and retain senior executives and consultants and advisors with valued training, experience and ability, and to provide a means to encourage stock ownership and a proprietary interest in the Corporation to valued senior executives, consultants and advisors. This Plan, and offers and sales of securities pursuant hereto, is intended to meet the requirements of and qualify under Rule 506 promulgated under the Securities Act, as such rule may be amended from time to time, and offers and sales of securities pursuant hereto are therefore intended to be exempt from the registration requirements of the Securities Act if and for so long as the Corporation is not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act.

    2.   DEFINITIONS.

         2.1. "Administrator" shall mean the administrator of this Plan, which may be, at the sole discretion of the Board of Directors, either the Board of Directors as a whole or the Committee.

         2.2. "Award" shall mean an Option or other award granted to a Participant under this Plan.

         2.3. "Board of Directors" shall mean the Board of Directors of the Corporation.

         2.4.  "Code" shall mean the Internal Revenue Code of 1986, as amended.

         2.5. "Committee" shall mean such committee, if any, designated by the Board of Directors to administer this Plan.

         2.6. "Corporation" shall mean Broadlane, Inc., a Delaware corporation.

         2.7. "Corporations Code" shall mean the Corporations Code of the State of California.

         2.8. "Employee" shall mean any executive office or employee of the Corporation, or any Parent or Subsidiary.

         2.9. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         2.10. "Exercise Form" shall mean such form as the Administrator shall distribute to Participants to give notice of exercise of Awards.

         2.11. "Fair Market Value" shall mean the fair market value of a share of Stock as determined pursuant to Section 6.6.

         2.12. "Incentive Option" shall mean an Option intended to qualify under Section 422 of the Code and applicable Treasury Regulations thereunder.

         2.13. "Non-Qualified Option" shall mean an Option not intended to qualify under Section 422 of the Code and applicable Treasury Regulations thereunder.


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         2.14. "Option" shall mean an Incentive Option or a Non-Qualified
Option.

         2.15. "Parent or Subsidiary" shall mean any "parent" or "subsidiary" of the Corporation, as such terms are defined in Section 424 of the Code, and shall include any parent of the Corporation, any majority-owned subsidiary of the Corporation and any majority-owned subsidiary of any parent of the Corporation as contemplated by Rule 701 promulgated under the Securities Act.

         2.16. "Participant" shall mean any Employee of, or consultant or advisor to, the Corporation, or any Parent or Subsidiary, who has been determined by the Administrator to be eligible to receive Awards under this Plan.

         2.17. "Plan" shall mean the Broadlane, Inc. 2000 Senior Executive Stock Incentive Plan, adopted by the Board on January 11, 2000, and approved by the shareholders of the Corporation on January 21, 2000, as it may be amended from time to time.

         2.18. "Securities Act" shall mean the Securities Act of 1933, as amended.

         2.19. "Stock" shall mean the common stock, par value $0.0001 per share, of the Corporation.

    3.   ADMINISTRATION.

         3.1. ADMINISTRATOR. This Plan shall be administered by the Administrator.

         3.2.  COMMITTEE.

               3.2.1. MEMBERS. The Committee, if any, shall select one of its members as Chairman and shall appoint a Secretary, who need not be a member of the Committee. In the event that the Corporation becomes "publicly held" within the meaning of Section 162(m) of the Code, or becomes subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act, then, the Committee shall, to the extent necessary, consist of two or more directors, each of whom: (i) is a "Non-Employee Director" (as such term is defined in Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time), and (ii) with respect to any awards intended to qualify for the "performance based compensation" exception in Section 162(m) of the Code, is an "outside director" within the meaning of Section 162(m) of the Code. The Committee shall hold meetings at such times and places as it may determine and minutes of such meetings shall be recorded. Acts by a majority of the committee in a meeting at which a quorum is present and acts approved in writing by a majority of the members of the Committee shall be valid acts of the Committee. No member of the Committee shall vote on any matter concerning his or her own participation in this Plan.

               3.2.2. TERM. The members of the Committee, if any, shall serve on the Committee for the period of time determined by the Board of Directors and shall be subject to removal by the Board of Directors at any time. The Board of Directors may terminate the function of the committee at any time and resume all powers and authority previously delegated to the Committee.

         3.3. AUTHORITY. The Board of Directors shall have sole discretion and authority to grant Awards under this Plan to Participants at such times, under such terms and in such amounts as it may decide. Subject to the express provisions of this Plan, the Administrator shall have complete authority to interpret this Plan, to prescribe, amend and rescind the rules and regulations relating to this Plan, to determine the details and provisions of any Award Grant and to make all other determinations necessary or advisable for the administration of this Plan.

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         3.4.  TYPE OF AWARD. The Board of Directors shall have full authority and discretion to determine, and shall specify in the applicable Award Grant, whether a Participant will be granted Incentive Options, Non-Qualified
Options or other Awards; PROVIDED, HOWEVER, that Incentive Options shall be granted only to Employees, and shall be subject to special limitations set forth herein attributable to Incentive Options.

         3.5 INTERPRETATION. The interpretation and construction by the Administrator of any provisions of this Plan or of any Award granted under this Plan shall be final and binding on all parties having an interest in this Plan or any Award granted hereunder. The Administrator shall not be liable for any action or determination made in good faith with respect to this Plan or any Award granted under this Plan.

    4.   ELIGIBILITY.

         4.1. GENERAL. All members of the Corporation's, or any Parent's or Subsidiary's, senior management who hold the title "Senior Vice President" or above or other employees, advisors or consultants who otherwise qualify as an "accredited investor," as such term is defined in Rule 501 under the Securities Act shall be eligible to receive Awards under this Plan. The selection of Participants shall be within the sole and absolute discretion of the Administrator. No Participant shall be granted an Award under this Plan unless such Participant has executed an Accredited Investor Certification Form. In addition, no Participant shall be granted an Incentive Option under this Plan unless such Participant is an Employee on the date of grant.

         4.2. LIMITATION ON INCENTIVE OPTIONS. No Participant shall be granted any Incentive Options to the extend that the aggregate Fair Market Value of the shares of Stock for which such Incentive Options are exercisable for the first time by such Participant during any calendar year (under all plans of the Corporation as determined under Section 422(d) of the Code) exceeds $100,000.

    5. SHARES OF STOCK SUBJECT TO THIS PLAN. The aggregate number of shares subject to outstanding Awards shall not exceed 6,000,000 shares of Stock (subject to adjustment as provided in Section 8). If any Award granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan.

    6. TERMS AND CONDITIONS OF OPTIONS. Any Option granted pursuant to this Plan shall be evidenced by an Award Grant in such form as the Administrator shall from time to time determine, which shall comply with and be subject to the following terms and conditions:

         6.1. NUMBER OF SHARES. Each Award Grant shall state the number of shares of Stock to which it pertains.

         6.2. EXERCISE PRICE. Each Award Grant shall state the exercise price of the Option granted thereby, which shall be the Fair Market Value of the Stock on the date of grant of such Option; PROVIDED, HOWEVER, that (i) the exercise price of any Incentive Option shall not be less than the Fair Market Value of the Stock on the date of grant of such Option, (ii) the exercise price of any Option granted to an Employee who owns more than 10% of the total combined voting power of all classes of the Corporation's stock, as determined for purposes of Section 422 of the code, shall not be less than 110% of the Fair Market Value of the Stock on the date of grant of such Options and (iii) the exercise price of any Non-Qualified Option shall not be less than 100% of the Fair Market Value of the Stock on the date of grant of such Option.

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          6.3   VESTING TERM OF OPTION. The Board of Directors shall
determine the vesting and exercisability schedules for each Option issued pursuant to this Plan, and such schedules shall be set forth in each Award Grant. The vesting of Options may be immediate. The term of an Option granted hereunder shall be determined by the Administrator at the time of grant, but shall not exceed ten (10) years from the date of grant. The term of any Incentive Option granted to an Employee who owns more than 10% of the total combined voting power of all classes of the Corporation's capital stock, as determined for purposes of Section 422 of the Code, shall in no event exceed five (5) years from the date of grant. All Options shall be subject to early termination as set forth in this Plan. In no event shall any Option be exercisable after the expiration of its term.

          6.4   METHOD OF EXERCISE. A Participant shall exercise an
Option by delivering an executed Exercise Form to the Administrator. Such Exercise Form shall state the number of shares with respect to which an Option is being exercised and designate a time, during normal business hours of the Corporation, for the delivery thereof ("Exercise Date"), which time shall be at least 30 days after the date of such notice unless an earlier date shall have been mutually agreed upon. At the time specified in the Exercise Form, the Corporation shall deliver to such Participant at the principal office of the Corporation, or such other appropriate place as may be determined by the Administrator, a certificate or certificates for such shares. Notwithstanding the foregoing, the Administrator may postpone delivery of any certificate or certificates after notice of exercise for such reasonable period as may be required to comply with any applicable listing requirements of any securities exchange. In the event the exercise of an Option shall be made by a person other than a Participant after the death of a Participant, the Exercise Form shall be accompanied by appropriate proof of the right of such person to exercise such Option.

          6.5 METHOD AND TIME OF PAYMENT. The exercise price shall be payable in full on or before the Exercise Date in cash or certified bank or cashier's check or, at the election of the Administrator, in any one of the following alternative forms.

                6.5.1. Full payment in shares of Stock having a Fair Market Value on the Exercise Date equal to the exercise price; or

                6.5.2. A reduction in the number of shares of Stock otherwise issuable upon exercise of an Option, with such withheld shares having a Fair Market Value on the Exercise Date equal to the exercise price.

          6.6 FAIR MARKET VALUE. Except as otherwise may be provided in an Award Grant, the Fair Market Value of a share of Stock on any relevant date shall be determined in accordance with the following provisions.

                6.6.1. If the Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the Fair Market Value shall be determined in good faith by the Administrator based on an independent third party valuation or such other means as the Administrator shall deem appropriate.

                6.6.2. If the Stock at the time is listed or admitted to trading on any stock exchange, then the Fair Market Value shall be the closing sales price of one share of Stock on the date in question on the stock exchange determined by the Administrator to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Stock on such exchange on the date in question, then the Fair Market Value shall be the closing sales price on the exchange on the last preceding date for which such quotation exists.

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                6.6.3.   If the Stock at the time is neither listed nor
admitted to trading on any stock exchange but is traded in the over-the-counter market, then the Fair Market Value shall be the mean between the highest bid and lowest ask prices (or, if such information is available, the closing sales price) of one share of Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system. If there are no reported bid and ask prices (or closing sales price) for the Stock on the date in question, then the Fair Market Value shall be the mean between the highest bid and lowest ask price (or the closing sales price) on the last preceding date for which such quotations exist.

          6.7. MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions of this Plan, the Administrator may modify, extend or renew outstanding Options granted under this Plan, or accept the surrender of outstanding Options (to the extent not exercised) and authorize the grant of new Options in substitution therefor.

     7. OTHER AWARDS. Awards are not restricted to Options or any other specified form or structure and may include, without limitation, grants, sales or bonuses of stock, restricted stock, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, limited stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, and an Award may consist of one such security or benefit or two or more of them in tandem or in the alternative. The terms upon which such other Awards may be granted shall be determined by the Administrator, in its sole discretion.

     8.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

          8.1 SUBDIVISION OR CONSOLIDATION. Subject to any required action by the stockholders of the Corporation, if the outstanding shares of Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Stock or other securities, through merger, consolidation, spin off, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Stock or other securities, an appropriate and proportionate adjustment shall be made in (a) the maximum number and kind of shares provided in Section 5, (b) the number and kind of shares, units or other securities subject to the then-outstanding Awards and (x) the price for each share or other unit of any other securities subject to then-outstanding Awards without change in the aggregate purchase price or value as to which such Awards remain exercisable or subject to restrictions. No fractional interest shall be issued under this Plan on account of any such adjustments.

          8.2. Notwithstanding the provisions of Section 8.1, upon dissolution or liquidation of the Corporation or upon a reorganization, merger or consolidation of the Corporation with one or more corporations as a result of which the Corporation is not the surviving corporation or survives as a subsidiary of another corporation, or upon the sale of all or substantially all the property of the Corporation, all Awards then outstanding under this Plan shall be fully vested and exercisable and all restrictions shall immediately cease, unless provisions are made in connection with such transaction for the continuance of this Plan and the assumption or the substitution for such Awards of new awards covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

          8.3. ADJUSTMENTS. To the extent that the foregoing adjustments relate to capital stock or securities of the Corporation, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.

                                       5
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          8.4.  ABILITY TO ADJUST. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

          8.5. NOTICE OF ADJUSTMENT. Whenever the Corporation shall take any action resulting in any adjustment provided for in this Section 8, the Corporation shall forthwith deliver notice of such action to each Participant, which notice shall set forth the number of shares subject to each Award and the exercise price thereof resulting from such adjustment.

          8.6. LIMITATION ON ADJUSTMENTS. Any adjustment, assumption or substitution of an Incentive Option shall comply with Section 424 of the Code, if applicable.

     9. NONASSIGNABILITY. Awards granted under this Plan may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of interstate succession, and may be exercised during the lifetime of a Participant only by such Participant. Any transfer by a Participant of any Award granted under this Plan in violation of this Section 9 shall void such Award, and any Award Grant entered into by such Participant and the Corporation regarding such transferred Award shall be void and have no further force or effect. No Award shall be pledged or hypothecated in any way, nor shall any Award be subject to execution, attachment or similar process.

     10. TERM OF PLAN. This Plan is effective on the date this Plan is adopted by the Board of Directors. Awards may be granted pursuant to this Plan from time to time within a period of ten (10) years from such date, or the date of any required stockholder approval required under this Plan, if earlier. Termination of this Plan shall not affect any Award theretofore granted.

     11.  AMENDMENT AND TERMINATION.

          11.1. The Administrator shall have the power, in its discretion, to amend, suspend or terminate this Plan at any time. The Administrator may amend this Plan to address administrative matters but may not, however, amend this Plan in any material respect, including, without limitation, to increase the number of shares of Stock that may be issued, transferred or exercised pursuant to Awards granted under this Plan or change the types or terms of Awards that may be granted under this Plan, without the approval of the stockholders of the Corporation.

          11.2. The Administrator may, with the consent of a Participant, make such modifications in the terms and conditions of an Award Grant as it deems advisable.

          11.3. No amendment, suspension or termination of this Plan shall, without the consent of a Participant, alter, terminate, impair or adversely affect any right or obligation under any Award previously granted to such Participant under this Plan.

          11.4. Subject to the provisions of Section 11.5 with respect to Incentive Options, an Award held by a Participant who was an Employee at the time such an Award was granted shall expire immediately if and when such Participant ceases to be an Employee, except as follows:

                11.4.1. If the employment of an Employee is terminated by the Corporation other than for cause, for which the Corporation shall be the sole judge, then such Award shall expire 90 days thereafter, except as otherwise determined by the Administrator, unless by its terms it expires sooner.
During said period, such Award may be exercised in accordance with its terms, but only to the extent it was exercisable on the date of termination of employment.

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                11.4.2.  If an Employee retires at normal retirement age or retires with the consent of the Administrator at an earlier date or becomes permanently and totally disabled, as determined by the Administrator, while employed by the Corporation, such Award shall be exercisable and expire in accordance with its terms.

                11.4.3. If an Employee dies while employed by the Corporation, such Award shall become fully exercisable as of the date of death and shall expire three (3) years after the date of death unless by its terms it expires sooner. If an Employee dies or becomes permanently and totally disabled as determined by the Administrator within the 90 day period referred to in Section 11.4.1 above, such Award shall become fully exercisable as of the date of death or such permanent disability and shall expire, in the case of death, one (1) year after the date of death. In the case of permanent and total disability, such Award shall be exercisable and expire in accordance with its terms. If an Employee dies or becomes permanently and totally disabled as determined by the Administrator subsequent to the time such Employee retired at normal retirement age or retired with the consent of the Administrator at an earlier date, such Award shall fully vest as of the date of death or permanent and total disability and shall expire, in the case of death, one (1) year after the date of death. In the case of permanent and total disability, such Award shall be exercisable and expire in accordance with its terms.

          11.5. In the event a holder of Incentive Options ceases to be an Employee, all such Incentive Options subject to restrictions at the time his or her employment terminates shall be returned to the Corporation unless the Administrator determines otherwise except as follows:

                11.5.1. In the event the holder of Incentive Options ceases to be an Employee due to death all such Incentive Options subject to restrictions at the time his or her employment terminates shall no longer be subject to said restrictions.

                11.5.2. If an Employee retires at normal retirement age or retires with the consent of the Administrator at an earlier date or becomes permanently and totally disabled, as determined by the Administrator, such Employee's Incentive Options shall continue to vest over the applicable vesting or performance period; PROVIDED, that during these periods such Employee does not engage in or assist any business that the Administrator, in its sole discretion, determines to be in competition with businesses engaged in by the Corporation.

          11.6. The Administrator may, in its sole discretion but subject to applicable law, determine that (i) any Employee who takes a leave of absence for any reason shall be considered as still in the employ of the Corporation; PROVIDED, that such Employee's right to his or her Incentive Option during a leave of absence shall be limited to the extent to which such right was earned or vested at the commencement of such leave of absence, or (ii) any Employee who retires at normal retirement age or with the consent of the Administrator at an earlier age or becomes permanently and totally disabled, as determined by the Administrator, shall have his or her Incentive Options become fully exercisable on a date specified by the Administrator that is not later than, as the case may be, the effective date of such Employee's retirement or the date such Employee becomes permanently and totally disabled, as determined by the Administrator.

         11.7. For purposes of this Plan, any provisions regarding termination of employment shall be deemed to refer to employment with the Corporation, Tenet or any Parent or Subsidiary of either of them, provided that if a Participant terminates employment with any of the foregoing and immediately commences employment with another of the foregoing, then such event shall not be deemed a termination of employment for purposes of this Plan. Any subsequent termination of employment from the Corporation, Tenet or any Parent or Subsidiary of either shall be subject to the provisions of this Plan.

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     12.  GENERAL PROVISIONS.

          12.1. APPROVAL OF BOARD OF DIRECTORS AND STOCKHOLDERS. This Plan shall not take effect until approved by the Board of Directors. This Plan shall be approved by a vote of the stockholders of the Corporation within twelve (12) months from the date of approval by the Board of Directors. No Award may be exercisable prior to the time this Plan is approved by the stockholders of the Corporation. In the event such stockholder vote is not obtained, all Awards granted hereunder shall be null and void.

          12.2. SECURITIES LAWS COMPLIANCE: Notwithstanding anything contained herein, the Corporation shall not be obligated to grant any option under this Plan or to sell, issue or effect any transfer of any shares of Stock unless such grant, sale, issuance or transfer is at such time effectively (i) registered or exempt from registration under the Securities Act and (ii) qualified or exempt from qualification under the California Corporate Securities Law of 1968 and any other applicable state securities laws. As a condition to the exercise of any Award, a Participant shall make such representations as may be deemed appropriate by counsel to the Corporation for the Corporation to use any available exemption from registration under the Securities Act or any applicable state securities law.

          12.3. RESTRICTIVE LEGENDS. The certificates representing the shares of Stock issued pursuant to any Award will bear the following legends giving notice of restrictions on transfer of such shares under the Act and this Plan, as follows:

                (a) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED OR TRANSFERRED IN A TRANSACTION THAT WAS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON AN EXEMPTION AFFORDED BY SUCH ACT. NO SALE, TRANSFER, HYPOTHECATION OR ENCUMBRANCE OF THESE SHARES SHALL BE MADE, NO ATTEMPTED SALE, TRANSFER, HYPOTHECATION OR ENCUMBRANCE SHALL BE VALID AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE ANY EFFECT TO ANY SUCH TRANSACTION UNLESS (A) SUCH TRANSACTION SHALL HAVE BEEN DULY REGISTERED UNDER THE ACT OR (B) THE ISSUER SHALL HAVE FIRST RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH REGISTRATION IS NOT REQUIRED.

                (b) SALE, TRANSFER, HYPOTHECATION OR ENCUMBRANCE OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY THE PROVISIONS OF AN AWARD GRANT DATED ___________, 2000 AND A STOCK INCENTIVE PLAN DATED
JANUARY 11, 2000, COPIES OF WHICH MAY BE INSPECTED AT THE CORPORATION'S PRINCIPAL OFFICE.

                (c) Any other legends required by applicable state securities laws as determined by the Committee.

          12.4. WITHHOLDING TAXES. Notwithstanding anything else to the contrary in this Plan or any Award Grant, the exercise of an Award shall be conditioned upon payment by a Participant in cash or other provisions satisfactory to the Administrator, including shares of Stock, of all local, state, federal or other withholding taxes applicable, in the Administrator's judgment, to the exercise of an Award or to the subsequent disposition of shares acquired upon such exercise (including any repurchase of an Award or shares of Stock).

          12.5. RESERVATION OF SHARES. The Corporation, during the term of this Plan, shall at all times reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of this Plan.

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          12.6. MANDATORY ARBITRATION. In the event of any dispute between the Corporation and a Participant regarding this Plan, the dispute and any Issue as to the arbitrability of such dispute shall be settled, to the exclusion of a court of law, by arbitration in Santa Clara County, California, by a panel of three arbitrators (each party shall choose one arbitrator and the third shall be chosen by the two arbitrators so selected) in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. The decision of a majority of the arbitrators shall be final and binding upon the parties. All costs of the arbitration and the fees of the arbitrators shall be allocated between the parties as determined by a majority of the arbitrators, it being the intention of the parties that the prevailing party in such a proceeding be made whole with respect to its expenses.

          12.7. PARACHUTE PAYMENTS. No outstanding Award or shares of Stock acquired upon exercise of an Award shall have any restrictions thereon accelerated or removed to the extent any such acceleration or removal would, when added to the present value of other payments in the nature of compensation that becomes due and payable to a Participant, result in the payment to such Participant of an excess parachute payment as determined under Section 280G of the Code. The existence of any such excess parachute payment shall be determined in the sole and absolute discretion of the Administrator.

          12.8. NOTICES. Any notice to be given under the terms of this Plan shall be addressed to the Corporation at its principal office in care of its Secretary, and any notice to be given to a Participant shall be addressed to such Participant at the address maintained by the Corporation for such Participant or at such other address as such Participant may specify in writing to the Corporation.

          12.9. INFORMATION. The Corporation shall provide financial statements at least annually to all Participants.

          12.10. NO RIGHT TO EMPLOYMENT. Neither the grant nor exercise of an Award nor anything in this Plan or any Award Grant shall impose upon the Corporation, or any Parent or Subsidiary, any obligation to employ or continue to employ a Participant. The right of the Corporation, or any Parent or Subsidiary, to terminate a Participant's employment shall not be diminished or affected because an Award has been granted to a Participant.

          12.11. NO RIGHTS AS A STOCKHOLDER. A Participant or his or her successor shall have no rights as a stockholder of the Corporation with respect to any shares of Stock underlying any Award until the date of the issuance to such Participant of a certificate for such shares of Stock. No adjustment shall be made for dividends (ordinary of extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 8.

          12.12. APPLICATION OF FUNDS. The proceeds received by the Corporation from the sale of shares of Stock pursuant to the exercise of Awards may be used for general corporate purposes.

          12.13. NO OBLIGATION TO EXERCISE AWARD. The grant of an Award shall not impose any obligation upon a Participant to exercise such Award.

          12.14. GOVERNING LAW. This Plan and any Awards granted hereunder shall be governed by the laws of the State of Delaware and applicable federal law.

          12.15. OTHER PROVISIONS. As Award Grant may contain such other provisions, including, without limitation, vesting provisions, provisions regarding the timing of exercisability of vested Options, restrictions or conditions upon the exercise of Options, repurchase rights applicable to Options and shares

                                       9
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of Stock and restrictions on the transfer of Options and shares of Stock, as the Administrator shall deem advisable.

    As amended by the Board of Directors on February 10, 2000, and approved by the shareholders of the Corporation on March 17, 2000.


                                       BROADLANE, INC., a Delaware corporation





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